Exhibit (a)(25)

                           SCUDDER VARIABLE SERIES II

                             Redesignation of Series

         The undersigned, being a majority of the Trustees of Scudder Variable Series II, a Massachusetts business trust (the "Trust"), acting pursuant to
Article III, Section 1 of the Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended (the "Declaration of Trust"), do hereby amend the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated November 12, 2004, as filed with the Secretary of The Commonwealth of Massachusetts on November 15, 2004, as follows:

         The series presently designated as listed in Column A are each hereby redesignated as their corresponding name listed in Column B:

Column A                                                          Column B

Scudder Income & Growth Strategy Portfolio                        DWS Conservative Allocation VIP
Scudder Growth Strategy Portfolio                                 DWS Growth Allocation VIP
Scudder Growth & Income Strategy Portfolio                        DWS Moderate Allocation VIP
Scudder Conservative Income Strategy Portfolio                    DWS Income Allocation VIP
Scudder Blue Chip Portfolio                                       DWS Blue Chip VIP
Scudder Mercury Large Cap Core Portfolio                          DWS Mercury Large Cap Core VIP
SVS Oak Strategic Equity Portfolio                                DWS Oak Strategic Equity VIP
SVS Janus Growth Opportunities Portfolio                          DWS Janus Growth Opportunities VIP
SVS Janus Growth and Income Portfolio                             DWS Janus Growth & Income VIP
Scudder Large Cap Value Portfolio                                 DWS Large Cap Value VIP
SVS Dreman High Return Equity Portfolio                           DWS Dreman High Return Equity VIP
SVS Davis Venture Value Portfolio                                 DWS Davis Venture Value VIP
SVS Turner Mid Cap Growth Portfolio                               DWS Turner Mid Cap Growth VIP
Scudder Salomon Aggressive Growth Portfolio                       DWS Salomon Aggressive Growth VIP
SVS MFS Strategic Value Portfolio                                 DWS MFS Strategic Value VIP
Scudder Mid Cap Growth Portfolio                                  DWS Mid Cap Growth VIP
Scudder Small Cap Growth Portfolio                                DWS Small Cap Growth VIP
SVS Dreman Small Cap Value Portfolio                              DWS Dreman Small Cap Value VIP
Scudder Global Blue Chip Portfolio                                DWS Global Thematic VIP
Scudder Templeton Foreign Value Portfolio                         DWS Templeton Foreign Value VIP
Scudder International Select Equity Portfolio                     DWS International Select Equity VIP
Scudder Technology Growth Portfolio                               DWS Technology VIP
SVS Dreman Financial Services Portfolio                           DWS Dreman Financial Services VIP
Scudder Total Return Portfolio                                    DWS Balanced VIP
Scudder Fixed Income Portfolio                                    DWS Core Fixed Income VIP
Scudder Government & Agency Securities Portfolio                  DWS Government & Agency Securities VIP
Scudder High Income Portfolio                                     DWS High Income VIP
Scudder Strategic Income Portfolio                                DWS Strategic Income VIP
Scudder Money Market Portfolio                                    DWS Money Market VIP

         All other terms and conditions of the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated November 12, 2004 shall remain in effect.

         The foregoing Redesignation of Series shall be effective February 6, 2006.


         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.


/s/John W. Ballantine                                              /s/Lewis A. Burnham
--------------------------------------------------                 ------------------------------------------------
John W. Ballantine, Trustee                                        Lewis A. Burnham, Trustee

/s/Donald L. Dunaway
--------------------------------------------------                 ------------------------------------------------
Donald L. Dunaway, Trustee                                         James R. Edgar, Trustee

/s/Paul K. Freeman                                                 /s/Robert B. Hoffman
--------------------------------------------------                 ------------------------------------------------
Paul K. Freeman, Trustee                                           Robert B. Hoffman, Trustee


--------------------------------------------------                 ------------------------------------------------
William McClayton, Trustee                                         William N. Shiebler, Trustee

/s/Robert H. Wadsworth                                             /s/Shirley D. Peterson
--------------------------------------------------                 ------------------------------------------------
Robert H. Wadsworth, Trustee                                       Shirley D. Peterson, Trustee


--------------------------------------------------
John G. Weithers, Trustee


Dated:  Dec. 30, 2005
        -------  ----